                                                                    Exhibit 99.1


Advanced Micro Devices, Inc.
CONSOLIDATED BALANCE SHEETS
(Thousands)

                                                                                        March 31,              Dec. 30,
                                                                                          2002                   2001*
-----------------------------------------------------------------------------------------------------------------------
                                                                                      (unaudited)
Assets

Current assets:
      Cash, cash equivalents and short-term investments                               $1,276,723            $  869,997
      Accounts receivable, net                                                           692,165               659,783
      Inventories                                                                        376,795               380,474
      Deferred income taxes                                                              162,820               155,898
      Prepaid expenses and other current assets                                          151,377               286,957
-----------------------------------------------------------------------------------------------------------------------
              Total current assets                                                     2,659,880             2,353,109

Property, plant and equipment, net                                                     2,769,234             2,739,138
Investment in joint venture                                                              353,352               363,611
Other assets                                                                             182,476               191,384
-----------------------------------------------------------------------------------------------------------------------
                                                                                      $5,964,942            $5,647,242
=======================================================================================================================
Liabilities and Stockholders' Equity

Current liabilities:
      Accounts payable                                                                $  383,495            $  304,990
      Accrued compensation and benefits                                                  133,401               129,042
      Accrued liabilities                                                                321,953               443,995
      Income taxes payable                                                                56,113                56,234
      Deferred income on shipments to distributors                                        68,016                47,978
      Current portion of long-term debt, capital
        lease obligations and other                                                      264,029               331,698
-----------------------------------------------------------------------------------------------------------------------
              Total current liabilities                                                1,227,007             1,313,937

Deferred income taxes                                                                    104,661               105,305
Long-term debt, capital lease obligations and other,
  less current portion                                                                 1,123,671               672,945

Stockholders' equity:
      Capital stock:
          Common stock, par value                                                          3,414                 3,405
      Capital in excess of par value                                                   1,898,349             1,889,217
      Retained earnings                                                                1,786,517             1,795,680
      Accumulated other comprehensive loss                                              (178,677)             (133,247)
-----------------------------------------------------------------------------------------------------------------------
              Total stockholders' equity                                               3,509,603             3,555,055
-----------------------------------------------------------------------------------------------------------------------
                                                                                      $5,964,942            $5,647,242
=======================================================================================================================

* Derived from the December 30, 2001 audited financial statements of Advanced Micro Devices, Inc.

                                                                    Exhibit 99.1

Advanced Micro Devices, Inc.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Thousands except per share amounts)

                                                                                    Quarter Ended
                                                                                     (Unaudited)
--------------------------------------------------------------------------------------------------------------------
                                                                  March 31,            Dec. 30,             Apr. 1,
                                                                    2002                 2001                2001
--------------------------------------------------------------------------------------------------------------------
Net sales                                                         $902,073            $ 951,873          $1,188,747

Cost of sales                                                      586,874              644,662             714,830
Research and development                                           171,882              160,871             157,760
Marketing, general and
    administrative                                                 156,860              163,684             149,138
--------------------------------------------------------------------------------------------------------------------
                                                                   915,616              969,217           1,021,728
--------------------------------------------------------------------------------------------------------------------
Operating income (loss)                                            (13,543)             (17,344)            167,019

Interest and other income, net                                       9,538                5,784              18,823
Interest expense                                                   (12,158)              (9,570)            (21,645)
--------------------------------------------------------------------------------------------------------------------
Income (loss) before income taxes and equity in
    net income (loss) of joint venture                             (16,163)             (21,130)            164,197

Provision (benefit) for income taxes                                (4,041)              (5,705)             52,543

--------------------------------------------------------------------------------------------------------------------
Income (loss) before equity in net income
    (loss) of joint venture                                        (12,122)             (15,425)            111,654

Equity in net income (loss) of
    joint venture                                                    2,959                 (417)             13,183
--------------------------------------------------------------------------------------------------------------------
Net income (loss)                                                 $ (9,163)           $ (15,842)         $  124,837
--------------------------------------------------------------------------------------------------------------------
Net income (loss) per common share

Basic:
Net income (loss)                                                 $  (0.03)           $   (0.05)         $     0.40

Diluted:
Net income (loss)                                                 $  (0.03)           $   (0.05)         $     0.37
--------------------------------------------------------------------------------------------------------------------
Shares used in per share calculation
  - Basic                                                          340,806              340,119             314,347
  - Diluted                                                        340,806              340,119             351,785
--------------------------------------------------------------------------------------------------------------------